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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule
    14a-12

                                  UBICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                                  UBICS, INC.
                              333 TECHNOLOGY DRIVE
                             SUITE 210, SOUTHPOINTE
                         CANONSBURG, PENNSYLVANIA 15317

                                                                November 4, 1999

Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of UBICS, Inc. to be held on Wednesday, December 1, 1999, at 11:00 a.m., at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania 15241.

     The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

     We look forward to seeing you on December 1, 1999.

                                          Sincerely,

                                          /S/ VIJAY MALLYA
                                          Vijay Mallya
                                          Chairman

                                  UBICS, INC.

                              333 TECHNOLOGY DRIVE
                             SUITE 210, SOUTHPOINTE
                         CANONSBURG, PENNSYLVANIA 15317

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 1, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of UBICS, Inc., a Delaware corporation ("UBICS" or the "Company"), will be held at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania 15241, on Wednesday, December 1, 1999, at 11:00 a.m. local time, for the purpose of considering and acting upon the following matters:

          (1) The election of one (1) Class II director to serve for a term of three years and until his successor is duly elected and qualified;

          (2) An amendment to the Company's 1997 Stock Option Plan to increase the maximum number of shares of Common Stock authorized for issuance thereunder from 750,000 to 1,300,000 and to increase the maximum aggregate number of shares of Common Stock which may be covered by options granted to any individual under such plan from 10% to 40% of the total shares authorized for issuance under such plan; and

          (3) The transaction of such other and further business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors of UBICS has fixed the close of business on October 27, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Shares represented by duly executed but unmarked proxies will be deemed to be voted in favor of the nominee for director.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any stockholder, for any purpose germane to the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                          By order of the Board of Directors

                                          /s/ Babu Srinivas
                                          Babu Srinivas
                                          Vice President, Finance and Accounting
                                          and Secretary
                                          Canonsburg, Pennsylvania

November 4, 1999

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                  UBICS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

     This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("UBICS Common Stock"), of UBICS, Inc., a Delaware corporation ("UBICS"), in connection with the solicitation of proxies by UBICS's Board of Directors for use at the 1999 Annual Meeting of Stockholders to be held on Wednesday, December 1, 1999 and at any and all adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement is being mailed to stockholders of UBICS on or about November 4, 1999.

GENERAL INFORMATION

     The Annual Meeting will be held at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania 15241, on Wednesday, December 1, 1999, at 11:00 a.m. local time, or at any adjournment thereof. At the Annual Meeting, stockholders will vote on the following matters:

     (1) The election of one Class II Director to serve a term of three years and until his successor is duly elected and qualified;

     (2) An amendment to the Company's 1997 Stock Option Plan to increase the maximum number of shares of Common Stock authorized for issuance thereunder from 750,000 to 1,300,000 and to increase the maximum aggregate number of shares of Common Stock which may be covered by options granted to any individual under such plan from 10% to 40% of the total shares authorized for issuance under such plan; and

     (3) The transaction of such other and further business as may properly come before the Annual Meeting.

     Stockholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting.

QUORUM; VOTES REQUIRED

     Stockholders of record at the close of business on October 27, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date there were outstanding 6,479,800 shares of common stock of UBICS ("UBICS Common Stock"). The holders of UBICS Common Stock are entitled to one vote for each share owned of record on the Record Date.

     Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board that is, in favor of the Exchange and the Amendment. Brokers, banks, and other nominee holders will be requested to obtain voting instructions of beneficial owners of shares registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

     The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

     Under applicable Delaware law and the Company's Amended and Restated By-Laws, the nominee for election as a director who receives the highest number of votes actually cast will be elected. Abstentions and broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the vote on the election of director.

     The proposed amendment to the Company's 1997 Stock Option Plan will be approved if the votes cast by the shares of Common Stock represented and entitled to vote at the Annual Meeting in favor of the proposal exceed the votes cast against the proposal. With respect to this proposal, stockholders may (i) vote "for" the proposal, (ii) vote "against" the proposal or (iii) abstain from voting. An abstention or broker non-vote will have no effect on the outcome of the proposal.

     Each stockholder of UBICS is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that his or her shares are voted at the Annual Meeting. The return of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving a written notice of revocation to the Secretary of UBICS, or by attending the Annual Meeting and voting in person. There is no required form for a proxy revocation. All properly executed proxies not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein.

     IF A PROXY IS SIGNED AND RETURNED, BUT NO INSTRUCTIONS ARE INDICATED, THE SHARES REPRESENTED BY SUCH PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE AND FOR THE PROPOSED AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN.

COST OF SOLICITATION

     UBICS will bear the costs of soliciting proxies from its stockholders. UBICS will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the UBICS Common Stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three nor more than twelve) is to be determined from time to time by resolution of the Board. The Board has established the number of directors at six. However, due to the recent resignation of director Craig A. Wolfanger, the Board is currently comprised of five persons.

     The Board of Directors is divided into three classes, with each class to be as nearly equal in number as reasonably possible, each of whose members serve for a staggered three-year term. The Board is presently comprised of two Class I Directors, two Class II Directors and one Class III Directors. At each annual meeting of stockholders, the appropriate number of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the current Class II directors expire at the Annual Meeting. The terms of the Class III and Class I directors will expire at the 2000 and 2001 annual meeting of stockholders, respectively.

     At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he is elected and a director who is elected to fill a vacancy arising in any other manner holds office for the remaining term of his predecessor.

     Manohar B. Hira, currently President and a Class II director of UBICS, is not a nominee for election as a Class II director. Immediately following the Annual Meeting, the Board will vote to reduce the number of directors of UBICS from six to five. The nominee for election this year as Class II director is nominated for a three-year term expiring at the 2002 annual meeting of stockholders. In the election, the person who receives the highest number of votes actually cast is elected. The proxies named in the proxy card intend to vote for the election of the Class II nominee listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for the nominee, the holder must so indicate in the appropriate space provided on the proxy card and identify the person for whom his or her vote is to be cast. If the nominee becomes unable to serve, the proxies may vote for another person designated by the Board or the Board may reduce the number of directors. The Company has no reason to believe that the nominee will be unable to serve.

     Set forth below is certain information with regard to the nominee for election as Class II director and each continuing Class I and Class III director.

                   NOMINEE FOR ELECTION AS CLASS II DIRECTOR

NAME AND AGE                                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS
------------                                         --------------------------------------
Scott R. Heldfond.........................  Director of the Company since December 1998. Since
Age 54                                      February 1997 Mr. Heldfond has been President and Chief
                                            Executive Officer of Frank Crystal & Co. of California,
                                            Inc., an insurance brokerage company. Prior to joining
                                            Frank Crystal & Co., from 1994 to February 1997 he was
                                            Chairman of Hales Capital LLC, an investment banking
                                            firm, and President of AON Real Estate and Investments.

                   DIRECTORS CONTINUING AS CLASS I DIRECTORS

NAME AND AGE                                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS
------------                                         --------------------------------------
O'Neil Nalavadi...........................  Senior Vice President, Chief Financial Officer and a
Age 39                                      director of the Company since August 1997. Mr. Nalavadi
                                            also has served in various senior management capacities
                                            for companies in the UB Group from 1984 to August 1997,
                                            including Senior Vice President of the Corporate
                                            Management Division--UB Group from 1995 to August 1997,
                                            Chief Operating Officer and director of United Breweries
                                            Plc. from December 1992 to January 1995 and General
                                            Manager--Corporate Planning & Coordination of UB
                                            International Ltd. from January 1989 to December 1992.
                                            Mr. Nalavadi is a Chartered Accountant in India.
Kent D. Price.............................  Director of the Company since July 1998. Since August
Age 56                                      1998 Mr. Price has been President of Robert Kent &
                                            Company, a financial advisory firm. Prior thereto, from
                                            January 1994 to July 1994 he was Chairman of San
                                            Francisco Company and Bank of San Francisco and from
                                            August 1994 to July 1998 was General Manager of
                                            Securities and Capital Markets for International
                                            Business Machines Corporation (IBM). He is currently a
                                            member of the board of directors of San Francisco
                                            Company and Mendocino Brewing Company.

                   DIRECTOR CONTINUING AS CLASS III DIRECTOR

NAME AND AGE                                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS
------------                                         --------------------------------------
Vijay Mallya..............................  Chairman of the Company since its inception in July
Age 43                                      1993. Mr. Mallya has been Chairman of the UB Group since
                                            1983. Mr. Mallya also is Chairman of Mendocino Brewing
                                            Company, Inc., United Breweries Limited, UB Engineering
                                            Limited, Mangalore Chemicals and Fertilisers Ltd.,
                                            Herbertsons Limited, McDowell & Co. Ltd. and other UB
                                            Group companies. He also sits on boards of several
                                            foreign companies and organizations including companies
                                            comprising the UB Group, The Institute of Economic
                                            Studies (India) and the Federation of the Indian Chamber
                                            of Commerce and Industries.

     The Board intends to fill the vacancy in Class III created by Mr. Wolfanger's resignation, in accordance with the Company's Amended and Restated By-Laws, as soon as it has identified a suitable candidate. Manohar Hira, currently President and a Class II director of UBICS, is not a nominee for election to the Board as a Class II director at the Annual Meeting but has agreed to continue as an employee of UBICS until January 1, 2000. See "Executive Compensation -- Employment Agreements."

BOARD OF DIRECTORS AND COMMITTEES

     The Board met five times during the fiscal year ended December 31, 1998 ("fiscal 1998"). No director attended fewer than 75% of the total number of meetings of the Board during fiscal 1998. The Board has an Audit Committee and a Compensation Committee.

     The Company's Audit Committee is responsible for: (i) making an annual recommendation to the Board of Directors to appoint independent public accountants to audit the financial statements of the Company and to determine the scope of such audits; (ii) meeting with the Company's independent public accountants and with its internal accountants to review all accounting controls and procedures of the Company; (iii) reviewing the reports from the Company's independent public accountants with respect to management's compliance with U.S. laws and regulations and the Company's policies with respect to ethics, conflicts of interest and disbursements of funds; and (iv) reporting to the Board of Directors with respect to the results of clauses (i), (ii) and (iii) above. The members of the Audit Committee are Messrs. Price, Nalavadi and Heldfond. The Audit Committee met once during fiscal 1998.

     The Compensation Committee is responsible for administering any stock option or stock purchase plans, unless otherwise provided by such plan or the Board of Directors, and for reviewing and making recommendations to the Board of Directors with respect to salaries, bonuses and other compensation of the Company's executive officers. The Compensation Committee also administers the 1997 Stock Option Plan. The members of the Compensation Committee are Messrs. Mallya, Price and Heldfond. The Compensation Committee met once during fiscal 1998.

     The Board does not have a standing Nominating Committee; the selection of nominees for the Board of Directors will be made by the entire Board of Directors. The Company's Amended and Restated By-Laws provide that any stockholder of the Company entitled to vote in the election of directors may nominate one or more persons for election to the Board of Directors by giving timely notice in writing to the Secretary of the Company in accordance with the By-Laws.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company

NAME                                  AGE                       POSITION
----                                  ---                       --------
Vijay Mallya......................     43    Chairman and Director
Manohar B. Hira...................     59    President and Director
O'Neil Nalavadi...................     39    Senior Vice President and Chief Financial
                                             Officer
Dennis M. Stocker.................     57    Senior Vice President, Marketing and Sales
Babu Srinivas.....................     44    Vice President, Finance and Accounting and
                                             Secretary
Vijay P. Reddy....................     50    Vice President, Personnel and Administration
Patrick Ghilani...................     26    Vice President, Enterprise Solutions

     Additional information regarding Messrs. Mallya and Nalavadi is set forth above under "Election of Directors."

     Manohar B. Hira has been President and a director of the Company since it was founded in 1993. Mr. Hira also served in various senior management capacities for companies in the UB Group from 1981 to 1995, including Chief Operating Officer--U.S. IT Operations, Export Manager, General Manager--Human Resources and Vice President--Administration. Mr. Hira is a mechanical engineer and has a Masters degree in management.

     Dennis M. Stocker was appointed Vice President, Marketing and Sales in September 1999. Prior to joining UBICS, from 1997 to 1999 Mr. Stocker was founder and owner of Stocker & Associates, a sales training company. From 1993 to 1997, Mr. Stocker was Vice President of Mastech Corporation, where he was in charge of its IBM Division and Commercial Division. Mr. Stocker holds a Bachelors degree in Accounting.

     Babu Srinivas has been Vice President, Finance and Accounting of the Company since April 1996. Mr. Srinivas served in various senior management capacities for companies in the UB Group, including senior manager--internal audit, controller and general manager, from 1990 to March 1996. Mr. Srinivas is a Chartered Accountant in India.

     Vijay P. Reddy was appointed Vice President, Personnel and Administration in January 1998. Prior to joining the Company he served as a senior executive for personnel administration for the UB Group from November 1996 to January 1998. Mr. Reddy is a graduate of the U.S. Army Command and General Staff College, Ft. Leavenworth, Kansas, and holds a Master's Degree in management of human resources. Mr. Reddy has 27 years of experience in personnel and administration matters and served in various capacities for the Armed Forces in India from 1971 to 1996.

     Patrick Ghilani was appointed Vice President, Enterprise Solutions of UBICS in June 1998. Prior to joining UBICS, from 1994 to July 1995 Mr. Ghilani was production control manager for DECO-Grand, Inc., an automotive parts supplier. From August 1995 to 1998 he was employed in various capacities with Ernst & Young LLP, including senior consultant in business process reengineering and package enabled reengineering projects and national sales coordinator and manager focusing on the Baan ERP Service line.

                             EXECUTIVE COMPENSATION
COMPENSATION SUMMARY

     The following table sets forth information regarding compensation paid to Vijay Mallya, Chairman of the Company, and each other current or former executive officer whose total compensation exceeded $100,000 for the fiscal year ended December 31, 1998 (together, the "named executive officers"), for the fiscal years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG TERM
                                                                   COMPENSATION
                                     ANNUAL COMPENSATION              AWARDS
                              ----------------------------------   ------------
NAME AND PRINCIPAL                                 OTHER ANNUAL    OPTIONS/SARS    ALL OTHER
POSITION               YEAR    SALARY     BONUS    COMPENSATION        (#)        COMPENSATION
------------------     ----    ------     -----    ------------    ------------   ------------
Vijay Mallya.........  1998   $150,000        --           --             --             --
  Chairman             1997    150,000        --           --         75,000             --
                       1996    125,000(1)      --          --             --             --
Manohar B. Hira......  1998   $120,000        --      $22,802(3)          --        $18,000(4)
  President            1997    109,000   $20,000(2)     19,000        90,000             --
                       1996     60,000    15,000       25,000             --             --
O'Neil Nalavadi......  1998   $100,000        --      $30,171(6)          --        $15,000(4)
  Senior Vice
  President            1997     58,333        --           --         52,000             --
  and CFO(5)
Scott Baxendell......  1998   $166,333        --           --         35,000             --
  Vice President,
  Sales and            1997    348,602        --           --             --             --
  Marketing(7)         1996    333,002        --           --             --             --

---------------

(1) Amounts shown were paid in January 1997 for services rendered by Mr. Mallya in 1996.

(2) Represents bonuses paid to Mr. Hira in 1998 but earned in 1997.

(3) Includes amounts paid by UBICS for use of an automobile ($15,746) and payment of travel expenses by UBICS on behalf of Mr. Hira ($7,056).

(4) Represent payments for contributions to retirement accounts for Mr. Hira and Mr. Nalavadi pursuant to their respective employment agreements.

(5) Mr. Nalavadi became employed by UBICS in August 1997.

(6) Includes payment of travel expenses by UBICS on behalf of Mr. Nalavadi ($21,168) and amounts paid by UBICS for use of an automobile ($9,003).

(7) Mr. Baxendell terminated his employment with UBICS in August 1998. Salary information includes sales commissions.

STOCK OPTIONS

     The Company currently maintains the UBICS, Inc. 1997 Stock Option Plan (the "1997 Plan") under which stock option awards may be made to eligible employees of the Company. A maximum of 750,000 shares of Common Stock may be issued pursuant to exercise of options granted under the 1997 Plan which number may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. As of December 31, 1998, there were options to purchase an aggregate of 438,000 shares of UBICS Common Stock outstanding under the 1997 Plan.

     The following tables set forth certain information with respect to options granted to the named executive officers during the fiscal year ended December 31, 1998 and the value of options held by the named executive officers on December 31, 1998. None of the named executive officers exercised any options to purchase common stock during the fiscal year ended December 31, 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE
                                    ---------------------------------------------                  VALUE AT ASSUMED
                                     NUMBER OF     PERCENT OF TOTAL                              ANNUAL RATES OF STOCK
                                     SECURITIES      OPTIONS/SARS                                 PRICE APPRECIATION
                                     UNDERLYING       GRANTED TO       EXERCISE                   FOR OPTION TERM(2)
                                    OPTIONS/SARS     EMPLOYEES IN       OR BASE     EXPIRATION   ---------------------
NAME                                 GRANTED(#)      FISCAL YEAR      PRICE($/SH)      DATE       5%($)       10%($)
----                                ------------   ----------------   -----------   ----------   --------   ----------
Vijay Mallya......................         --              --               --            --           --           --
Manohar B. Hira...................         --              --               --            --           --           --
O'Neil Nalavadi...................         --              --               --            --           --           --
Scott Baxendell...................     35,000(1)         20.2%          $13.75       1/28/09(1)  $783,906   $1,248,239

---------------

(1) Options were granted subject to vesting in three equal installments on 1/25/99, 1/25/00 and 1/25/01. Options terminated after Mr. Baxendell terminated his employment in August 1998.

(2) Based on the product of (a) the difference between (i) the per share market price of the Common Stock on the date of the grant ($13.75 per share), compounded annually over the term of the option (10 years) at the assumed annual rate indicated, and (ii) the exercise price per share and (b) the number of shares of UBICS Common Stock obtainable upon exercise of the option. Amounts shown were calculated at the assumed 5% and 10% annual rates required by the Securities and Exchange Commission and are not intended as a forecast of future appreciation in the price of the UBICS Common Stock.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                    NUMBER OF UNEXERCISED OPTIONS   VALUE OF UNEXERCISED IN-THE-MONEY
                                       HELD AT FISCAL YEAR-END        OPTIONS AT FISCAL YEAR-END(1)
                                    -----------------------------   ---------------------------------
NAME                                EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                                -----------    -------------     -----------      -------------
Vijay Mallya......................     25,000          50,000            --                --
Manohar B. Hira...................     30,000          60,000            --                --
O'Neil Nalavadi...................     17,333          34,667            --                --
Scott Baxendell(2)................         --          35,000            --                --

---------------

(1) All options listed were out of the money as of December 31, 1998.

(2) Mr. Baxendell terminated his employment with UBICS in August 1998, as a result of which all options granted to Mr. Baxendell are no longer exercisable.

EMPLOYMENT AGREEMENTS

     UBICS has entered into substantially identical employment agreements with Messrs. Mallya, Hira, Nalavadi and Srinivas pursuant to which each of them serve as an executive officer of the Company. The initial terms of the employment agreements are three years and the agreements provide for payment of an annual base salary to Messrs. Mallya, Hira, Nalavadi and Srinivas of $150,000, $120,000, $100,000 and $75,000, respectively, and an annual bonus as determined by the Compensation Committee of the Board of Directors. The agreements with Messrs. Hira and Nalavadi also provide for annual payments by UBICS to retirement accounts designated by Messrs. Hira and Nalavadi, respectively, equal to 15% of their respective annual base salaries. The agreements with Messrs. Mallya, Hira and Nalavadi automatically extend beginning on the second anniversary of the agreements, so that the remaining term of each agreement is always one year unless either party gives notice of their intention to terminate the agreement at the end of the term. The agreements are terminable by UBICS immediately for cause. The agreements prohibit the executive officers from competing with UBICS during their employment with UBICS and for one year thereafter, and from improperly disclosing or using UBICS' proprietary information. The employment agreements also include the provisions relating to severance described below.

     The employment agreements with each of Messrs. Mallya, Hira, Nalavadi and Srinivas provide that if, on or after the date of a "Change in Control" (as defined herein), UBICS, for any reason, terminates the employee's employment or the employee resigns "for good reason" (as defined herein), then UBICS shall pay to the employee within five days following the date of termination or date of resignation, as applicable: (i) the employee's salary and benefits through the termination date or resignation date, both as in effect on the date prior to the date of the Change in Control; and (ii) the amount of any bonus payable to the employee for the year in which the Change in Control occurred, pro rated to take into account the number of days that have elapsed in such year prior to the termination date or resignation date. In addition, during a period following the termination or resignation date equal to the remaining term of the employee's employment agreement as of the date immediately prior to such termination or resignation date, UBICS shall continue to pay to the employee his annual salary, as in effect on the day prior to the date of the Change in Control, on the dates when such salary would have been payable had the employee remained employed by UBICS and shall continue to provide to the employee during such specified period, at no cost to the employee, the benefits the employee was receiving on the day prior to the date of the Change in Control or benefits substantially similar thereto.

     For purposes of the employment agreements, a "Change in Control" is deemed to occur upon any of the following events:

          (i) any individual, corporation, partnership, association, trust or other entity (other than Vijay Mallya or an affiliate of Vijay Mallya) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of UBICS representing 50% or more of the combined voting power of UBICS' then outstanding voting securities;

          (ii) the individuals who as of the date of the agreements are members of the Board of Directors of UBICS (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of UBICS (provided, however, that if the election, or nomination for election by UBICS' stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director will, for purposes of such agreements, be considered as a member of the Incumbent Board);

          (iii) an agreement by UBICS to consolidate or merge with any other entity pursuant to which UBICS will not be the continuing or surviving corporation or pursuant to which shares of the Common Stock of UBICS would be converted into cash, securities or other property, other than a merger of UBICS in which holders of the Common Stock of UBICS immediately prior to the merger would have the same proportion of ownership of Common Stock of the surviving corporation immediately after the merger;

          (iv) an agreement of UBICS to sell, lease, exchange or otherwise transfer in one transaction or a series of related transactions substantially all of the assets of UBICS;

          (v) the adoption of any plan or proposal for a complete or partial liquidation or dissolution of UBICS; or

          (vi) an agreement to sell more than 50% of the outstanding voting securities of UBICS in one or a series of related transactions other than an initial public offering of voting securities registered with the Commission.

     The term "good reason" means: (i) a material diminution by UBICS of the employee's title or responsibilities, as that title and those responsibilities existed on the day prior to the date of a Change in Control; or (ii) a material diminution by UBICS in the employee's salary, benefits or incentive or other forms of compensation, all as in effect on the day prior to the date of a Change in Control.

     UBICS and Manohar B. Hira, currently President and a director of UBICS, have entered into an Agreement of Severance, Waiver and Release (the "Severance Agreement") which provides that Mr. Hira will not be nominated and will not stand for reelection to the Board of Directors of UBICS at the Annual Meeting. Mr. Hira will continue as an employee of UBICS until his retirement on January 1, 2000 and will perform such duties as may be designated from time to time by the Board, the Chairman or the President of UBICS.

     The Severance Agreement provides that UBICS will pay Mr. Hira a severance payment of $450,000, payable in installments of $150,000 on January 1, 2000 (the "Termination Date") and $100,000 on each of the first through third anniversaries of the Termination Date. In addition, all stock options held by Mr. Hira shall vest and be exercisable by Mr. Hira or his estate effective upon his resignation as President of UBICS until the expiration date of such options. UBICS also agreed to amend a mortgage note dated June 24, 1998 from Mr. Hira to UBICS in the principal amount of $250,000 to eliminate all scheduled installment payments and provide that the principal amount and all accrued interest shall be due and payable on the fourth anniversary of the Termination Date. Mr. Hira agreed to release UBICS and its present and former officers, directors, employees, agents and attorneys from any and all claims, suits, damages and expenses related to or arising out of Mr. Hira's employment or termination of employment with UBICS.

INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnification agreements with each of its directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company.

COMPENSATION OF DIRECTORS

     The Company pays each director who is not an executive officer an annual retainer of $20,000, and all directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors. In addition, under the 1997 Plan, Mr. Price was granted options to purchase 20,000 shares of Common Stock at an exercise price of $13.63 per share upon his appointment as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Mallya, Chairman and the beneficial owner of approximately 62% of the outstanding shares of Common Stock of the Company, may also deemed to be in "control" (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of each company that is a member of the UB Group. The UB Group is a multinational group of companies headquartered in India, and Mr. Mallya is Chairman and a significant shareholder of such companies. Any transaction between the Company, on the one hand, and a company in the UB Group, on the other hand, may be deemed to be a transaction between "affiliates" (within the meaning of the Securities Act). In addition, Mr. Hira, currently President and a director of the Company, was employed in various senior management capacities with the UB Group and its affiliate, UB Information Consultancy Services Ltd., an Indian corporation ("UB Services") from 1981 to 1995, and Mr. Nalavadi, Senior Vice President, Chief Financial Officer and currently a director of the Company, was employed in various senior management capacities with the UB Group from 1984 to 1997. See "Election of Directors."

     From time to time, the UB Group has provided administrative services to the Company by UB Group employees and allowed the Company the use of office space and facilities in India and other foreign locations where the UB Group has an office. Prior to 1997, such services were provided on an informal basis and not under a written contractual arrangement, although the Company reimbursed the UB Group for any out-of-pocket cost of the services provided.

     The aggregate annual value of the services provided by the UB Group to the Company was less than $20,000 in 1998. In October 1997 the Company entered into Services Agreements with Mr. Mallya and two UB Group companies, UB International Limited and United Breweries Limited (the "Services Agreements"), pursuant to which the UB Group agreed to provide services and accommodations to the Company, including the right to use the "UB Group" name, both in India and in other countries where the UB Group has an office or location, from time to time on an as needed basis. The Services Agreements, which have an initial term of five years, require the Company to pay the UB Group company providing the services or accommodations compensation on terms no less favorable to the Company than those which would be made to non-affiliated parties. Compensation for services will be based on the estimated costs, including a reasonable allocation of direct and indirect overhead costs, incurred by the UB Group company providing the services. Compensation for use of facilities of a UB Group company will be based on the provider's costs (including rent, taxes, utilities and other operating expenses) for the portion of the facility used by the Company, prorated based on the number of days of each month the Company actually uses the facility. The costs incurred by the Company in the future pursuant to these agreements are expected to be comparable to the costs incurred for such services for prior fiscal years.

     The Company also has entered into non-competition agreements with Mr. Mallya and three UB Group companies (UB Services, United Breweries Limited and UB International Limited) pursuant to which the UB

Group (including UB Services) and Mr. Mallya have agreed not, and to cause their respective affiliates not, to compete with the Company or use the name "UBICS" and to cause UB Services to cease business operations. Each non-competition agreement has a term of five years subject to earlier termination upon certain events involving a change in control of the Company.

     In addition, the Company was party to a sublease agreement with United Breweries of America ("UBA"), a UB Group company, pursuant to which the Company subleased a portion of its office space in Sausalito, California to UBA. Pursuant to the sublease, UBA agreed to pay its pro rata share of the rent and operating expenses payable by the Company under its lease. UBA's annual rental and operating expense payment under the sublease was approximately $83,000. As of September 30, 1999, UBA owed an aggregate of $192,801 in rent and expenses to UBICS under the sublease. Effective on June 2, 1999, the Company terminated its lease of such office space and its sublease agreement with UBA and UBA became the lessee of such office space. The Company now subleases a portion of such office space from UBA on a month-to-month basis. The rental amount for such subleased space is $4,288 per month or $51,456 per year.

     Manohar B. Hira, president and a director of UBICS, executed and delivered to UBICS a Mortgage Note dated June 24, 1998 in the principal amount of $250,000 (the "Note") evidencing a loan in such amount by UBICS to Mr. Hira to finance a portion of the purchase price of a personal residence. The Note is secured by a second mortgage on such property in favor of UBICS. The terms of the Note were amended pursuant to the Severance Agreement which is described above under "Executive Compensation -- Employment Agreements" to provide that no installment payments of principal or interest are required to be made until the maturity date (January 1, 2004), at which date all principal and accrued interest will be due and payable.

                      REPORT OF THE COMPENSATION COMMITTEE

     Effective November 4, 1997, the Board established the current Compensation Committee, a majority of the members of which are independent directors. The Compensation Committee is responsible for reviewing and making recommendations to the Board with respect to salaries, bonuses and other compensation of the Company's executive officers and administering any stock option or stock purchase plans unless otherwise provided by such plan or the Board. The Compensation Committee met once during fiscal 1998 to pursue the aforementioned duties.

     The base salaries of most of UBICS's executive officers, including Vijay Mallya, Manohar B. Hira, O'Neil Nalavadi and Babu Srinivas, are as provided in such officers' respective employment agreements with UBICS. Other executive officers receive a base salary as determined by the Compensation Committee at the time of appointment of the officer. No bonuses were awarded to any officer of UBICS for the 1998 fiscal year because the Company did not achieve the increase in earnings from 1997 to 1998 that was expected.

     Mr. Mallya, Chairman of UBICS, and Mr. Hira, President of UBICS, are eligible to receive compensation in the form of base salary, bonus and stock options. The base salaries paid to Messrs. Mallya and Hira are determined pursuant to their respective employment agreements and are not related to the financial performance of UBICS. Bonuses may be paid to Messrs. Mallya and Hira under their employment agreements, in the discretion of the Compensation Committee; this component of compensation takes into account factors such as the financial performance of UBICS for the year in question and the Compensation Committee's assessment of the individual officer's performance. As noted above, no bonuses were paid to UBICS officers, including Messrs. Mallya and Hira, for 1998 because the Compensation Committee concluded that payment of bonuses was not warranted since UBICS did not achieve the expected increase in earnings from 1997 to 1998. Finally, Messrs. Mallya and Hira are eligible to receive stock option grants under the 1997 Plan, which are intended primarily as an incentive to retain such officers and encourage them to continue to work for the growth of UBICS. Neither Mr. Mallya nor Mr. Hira were granted any stock options during 1998.

     During 1998 the Board granted stock options covering an aggregate of 105,000 shares of Common Stock to the Corporation's executive officers. No options were granted during 1998 to Mr. Mallya, the Company's Chairman or Mr. Hira, the Company's President. All options granted to executive officers were granted in connection with the promotion (in the case of one officer) or initial hiring (in the case of two other officers) of the officer. No options were granted during 1998 to existing executive officers. Although in general the Compensation Committee has the power to approve option grants under the 1997 Plan, the option grants to such executive officers were approved by the full Board since they related to the initial hiring or promotion of such officers. The number of options granted to such executive officers was determined based on negotiations between management and the respective officers in consultation with the Board, with regard to the officer's relative position and the Board's and management's assessment of the officer's anticipated value to the Company and anticipated contributions to the growth of the Company.

                                          By the Compensation Committee
                                          of the Board of Directors:

                                          Vijay Mallya
                                          Kent D. Price
                                          Scott B. Heldfond

                                          By the Board of Directors:

                                          Vijay Mallya
                                          Manohar B. Hira
                                          Scott R. Heldfond
                                          O'Neil Nalavadi
                                          Kent D. Price

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE OCTOBER 30, 1997

     The following graph shows the cumulative total shareholder return on the Common Stock from October 30, 1997 (the date on which the Common Stock commenced trading on the Nasdaq National Market) through December 31, 1998, as compared to the returns of the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Common Stock on October 30, 1997, and in the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index and assumes reinvestment of dividends.

                                                   UBICS COMMON STOCK                                      NASDAQ COMPUTER AND
                                                   ------------------        NASDAQ NATIONAL MARKET     DATA PROCESSING SERVICES
                                                                                 COMPOSITE INDEX               STOCK INDEX
                                                                             ----------------------     ------------------------
'10/30/97'                                               100.00                      100.00                      100.00
'12/31/97'                                               125.00                       98.54                       94.75
'12/31/98'                                                44.79                      137.59                      173.71

                              CERTAIN TRANSACTIONS

     The Company has entered and intends to enter into certain arrangements and agreements with companies in the UB Group. See "Executive
Compensation -- Compensation Committee Interlocks and Insider Participation."

     The Company has a policy requiring all future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors or, if required by law, a majority of the disinterested stockholders, and requiring such transactions to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the UBICS Common Stock as of October 27, 1999 by (1) each person who is known by UBICS to have been the beneficial owner of more than five percent of the UBICS Common Stock on such date, (2) each director and named executive officer of UBICS and (3) all directors and executive officers of UBICS as a group as of such date (based on 6,479,800 shares of UBICS Common Stock outstanding as of October 27, 1999).

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                           NUMBER      PERCENT
------------------------------------                          ---------    -------
United Breweries Information Consultancy Services Ltd.(2)...  4,033,751     62.3%
Vijay Mallya(3)(4)(5).......................................  4,083,751     62.5
Manohar B. Hira(4)(5).......................................     60,700      *
Scott Heldfond(4)(5)(6).....................................      2,000      *
O'Neil Nalavadi(4)(5).......................................     34,666      *
Kent Price(4)(5)............................................     21,000      *
All directors and executive officers as a group (9
  persons)(3)(5)(6).........................................  4,252,115     63.5

---------------

 * Represents less than 1% of the outstanding shares.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes shares as to which the listed person has or shares voting and/or investment power. Shares of UBICS Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) United Breweries Information Consultancy Services Ltd. (the "Principal Stockholder"), is a corporation organized under the laws of the British Virgin Islands. The Principal Stockholder's address is P.O. Box 3149, Pasea Estate, Road Town, BVI. Vijay Mallya (directly and through other entities owned and controlled by Mr. Mallya) owns all of the outstanding equity interests in the Principal Stockholder and therefore is the indirect beneficial owner of such shares.

(3) Includes shares owned by the Principal Stockholder, which shares are indirectly beneficially owned by Mr. Mallya as set forth in footnote 2.

(4) The address of Mr. Mallya, Mr. Hira, Mr. Heldfond, Mr. Nalavadi and Mr. Price is c/o UBICS, Inc., 333 Technology Drive, Suite 210, Southpointe, Canonsburg, Pennsylvania 15317.

(5) Includes shares of UBICS Common Stock that may be acquired by the following directors and officers pursuant to the exercise of options granted pursuant to the 1997 Plan: Mr. Mallya, 50,000; Mr. Hira, 60,000; Mr. Nalavadi, 34,666; Mr. Heldfond, 0; Mr. Price, 20,000; all directors and executive officers as a group, 214,664.

(6) Does not include 20,000 shares of UBICS Common Stock that may be acquired by Mr. Heldfond pursuant to the exercise of options granted pursuant to the 1997 Plan, which grant was effective on November 2, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, officers, and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Commission, within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file.

     For the fiscal year ended December 31, 1998 all officers and directors of the Company filed the required Section 16(a) forms on a timely basis to report their ownership of and changes in beneficial ownership of Common Stock except as follows: Forms 3 for Vijay Reddy, Kent Price and Scott Heldfond and Forms 4 for

Messrs. Price and Heldfond reporting purchases of UBICS Common Stock (one purchase by each) were not timely filed; and Forms 5 for Kent Price, Vijay Reddy and Patrick Ghilani reporting a grant of exempt stock options to each were not timely filed.

           PROPOSED AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN

GENERAL

     The Company currently maintains the 1997 Plan, under which options to purchase shares of Common Stock may be granted to directors and selected employees of the Company. As of October 27, 1999, there were 289,000 shares remaining available for awards under the 1997 Plan. On October 27, 1999, the Board of Directors recommended, subject to shareholder approval, certain amendments to the 1997 Plan, as described below.

     A summary of the 1997 Plan, as proposed to be amended, is set forth below. The summary is qualified in its entirety by the full text of the 1997 Plan. The Company will provide, upon request and without charge, a copy of the full text of the 1997 Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Babu Srinivas, Secretary of the Company.

PURPOSE

     The purpose of the 1997 Plan is to encourage eligible directors, officers and employees of the Company to increase their efforts to make the Company more successful, to provide an additional inducement for such employees to remain with the Company, to reward such persons by providing an opportunity to acquire Common Stock on favorable terms and to provide a means through which the Company may attract able persons to become directors or employees of the Company. As of September 30, 1999, there were approximately 30 persons eligible to participate in the 1997 Plan.

SHARES AVAILABLE AND INDIVIDUAL LIMITATION

     Subject to adjustment as provided in the 1997 Plan, the aggregate number of shares of Common Stock reserved and available for options currently is 750,000. The aggregate number of shares available for options under the 1997 Plan is proposed to be increased to 1,300,000.

     The maximum number of shares of Common Stock with respect to which options may be granted under the 1997 Plan to any one participant currently is 10% of the total number of shares available under the 1997 Plan, or 75,000 shares. This individual participant limitation is proposed to be increased to 40% of the total number of shares of Common Stock available under the 1997 Plan. If the stockholders approve the proposed amendments to the 1997 Plan, the individual participant limitation would be 520,000 shares.

ADMINISTRATION

     The 1997 Plan is administered by the Compensation Committee. The Compensation Committee has the power, authority and discretion to determine the employees to whom options will be granted; determine the number and type of options to be granted and the terms and conditions thereof; prescribe such rules, regulations and procedures as it may deem necessary and advisable to administer the 1997 Plan; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the 1997 Plan.

OPTIONS

     The 1997 Plan permits the Company to grant to participants incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options, (i.e., stock options not meeting the requirements of Section 422) and, in connection with a stock option grant, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). The term "option" as used in the following discussion without further qualification means any of the foregoing.

     All securities to be issued upon exercise of options granted under the 1997 Plan will be issued by the Company out of its authorized, unissued stock or out or repurchased shares held by the Company, or partly each. Such repurchased shares held by the Company may have been purchased by the Company on the open market or in private transactions from time to time.

     The Compensation Committee will establish the exercise price of options at the time of each grant. The exercise price of incentive stock options must be no less than 100% of the fair market value (determined as set forth in the 1997
Plan) of a share of Common Stock on the grant date. The exercise price of incentive stock options granted to a stockholder of the Company that owns more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percent Employee"), must be no less than 110% of the fair market value of a share of Common Stock on the grant date. Options become exercisable at such times and in such installments as the Compensation Committee shall provide at the date of grant. Options have a maximum term of 10 years (5 years for an incentive stock option granted to a Ten Percent Employee). The option's exercise price may be paid in cash, in stock held by the optionee for at least six months prior to the exercise date and owned free and clear of all liens or otherwise as the Compensation Committee may approve.

     If an optionee's employment by the Company is terminated for cause, all options held by optionee (whether or not then vested) will terminate and be forfeited. The 1997 Plan also provides that outstanding vested options held by an optionee who dies, becomes disabled, retires or voluntarily terminates his employment may be exercised for a specified period following such event or as determined by the Committee.

     All outstanding options will vest in full and become exercisable upon the occurrence of certain events specified in the 1997 Plan relating to a change in control or possible change in control of the Company. In addition, any LSARs granted in connection with a stock option will be exercisable for a period of 60 days following the occurrence of such events.

     The Board has the authority to amend or terminate the 1997 Plan, provided that stockholder approval of any amendment shall be obtained if the Board determines, based on the recommendation of counsel, that stockholder approval is necessary or advisable. No such amendment or termination may adversely affect any outstanding option unless the holder of such option has consented in writing thereto. The 1997 Plan will terminate ten years from September 2, 1997.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Non-qualified Stock Options. Under present federal income tax laws and regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option. However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period.

     Incentive Stock Options. Under present federal income tax laws and regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute a capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess (if any) of the fair market value of the Common Stock purchased at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to the provisions of Section 162(m) of the Code). Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a non-qualified stock option.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of October 27, 1999, options had been granted or approved for grant under the 1997 Plan to the following persons and groups. Any future awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 1997 Plan in the future.

NAME AND POSITION                                             DOLLAR VALUE(1)   NUMBER OF OPTIONS
-----------------                                             ---------------   -----------------
Vijay Mallya, Chairman......................................     $      0             75,000
Manohar B. Hira, President..................................            0             90,000
O'Neil Nalavadi, Senior Vice President and Chief Financial
  Officer...................................................            0             52,000
Scott Baxendell(2)..........................................            0                  0
Scott R. Heldfond, Director Nominee(3)......................            0                  0
All Current Executive Officers as a Group...................            0            377,000
All Current Non-Executive Directors as a Group..............            0             20,000
All Non-Executive Employees as a Group......................            0             24,000

---------------

(1) The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of the exercise.

(2) Mr. Baxendell terminated his employment with UBICS in August, 1998, as a result of which all options granted to Mr. Baxendell expired and are no longer exercisable.

(3) Does not include 20,000 shares of UBICS Common Stock that may be acquired by Mr. Heldfond pursuant to the exercise of options granted pursuant to the 1997 Plan, which grant was effective on November 2, 1999.

     The closing price, as reported on the Nasdaq National Market on October 27, 1999, of the Common Stock underlying options outstanding under the 1997 Plan was $2.47.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1997 PLAN.

                             SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2000 Annual Meeting, shareholder proposals must be received by the Company no later than July 7, 2000 and must otherwise comply with the requirements of Rule 14a-8. Shareholder proposals submitted outside the processes of Rule 14a-8 must be received by the Company no later than September 20, 2000 and must otherwise comply with the requirements of Rule 14a-4(c) under the Exchange Act; in accordance with Rule 14a-4(c), proxy holders will have discretionary authority to vote in accordance with their judgment upon any such proposal which is not timely received by the Company or which does not otherwise comply with Rule 14a-4(c).

                              INDEPENDENT AUDITORS

     The Company engaged Arthur Andersen LLP, independent certified public accountants, as auditors for the fiscal year ended December 31, 1998. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. Such representatives will be available to respond to appropriate questions from the stockholders.

                                 OTHER MATTERS

     The Board of Directors of UBICS does not know of any matters to be presented at the Annual Meeting other than the proposals set forth herein. If any other matters should properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                             AVAILABLE INFORMATION

     UBICS is subject to certain informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the regional offices of the Commission at Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

                          ANNUAL REPORT AND FORM 10-K

     THE COMPANY HAS PREVIOUSLY SENT TO ITS STOCKHOLDERS THE COMPANY'S 1998 ANNUAL REPORT. STOCKHOLDERS MAY OBTAIN A COPY OF THE 1998 ANNUAL REPORT, AND/OR A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE COMMISSION WITHOUT CHARGE BY WRITING TO: UBICS, INC., 333 TECHNOLOGY DRIVE, SUITE 210, SOUTHPOINTE, CANONSBURG, PENNSYLVANIA 15317, ATTENTION: BABU SRINIVAS.

                             ADDITIONAL INFORMATION

     The Company knows of no other matters which will be presented to stockholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by stockholders, it is the intention of those named in the accompanying Proxy to vote such Proxy in accordance with their judgement upon such matters.

                            YOUR VOTE IS IMPORTANT.

     THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE FOR WHICH POSTAGE HAS BEEN PAID. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                  BY ORDER OF THE BOARD OF DIRECTORS OF UBICS

                                  BABU SRINIVAS
                                  VICE PRESIDENT, FINANCE AND
                                  ACCOUNTING AND SECRETARY

Date: November 4, 1999

                                    ANNEX A

                                  UBICS, INC.
                                  -----------

                       1997 STOCK OPTION PLAN, AS AMENDED

                  The purposes of the UBICS, Inc. 1997 Stock Option Plan (the "Plan") are to encourage eligible directors, officers and employees of UBICS, Inc. (the "Corporation") and its Subsidiaries (as defined below) to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such persons by providing an opportunity to acquire the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons become directors or to enter the employment of the Corporation or one of its Subsidiaries. For purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 Administration

                  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"); provided that the Board of Directors shall administer the Plan until a Compensation Committee has been established by the Board. References in the Plan to "the Committee" shall be deemed to include the Board of Directors during any period in which the Board administers the Plan as provided in the preceding sentence.

                  The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

                  The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                   SECTION 2

                                  Eligibility

                  Directors of the Corporation or any Subsidiary and those employees of the Corporation or any Subsidiary who share the responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to receive stock options (with or without stock appreciation rights) as described herein.

                  Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) as described herein and to determine the employees to whom stock options (with or without stock appreciation rights) shall be granted and the number of shares to be covered by each stock option. In determining the eligibility of any employee, as well as in determining the number of shares covered by each stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3

                        Shares Available under the Plan

                  The aggregate number of shares of the Common Stock which may be issued or delivered and as to which stock options may be granted under the Plan is 1,300,000 shares of Common Stock. All such shares are subject to adjustment and substitution as set forth in Section 6.

                  If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for purposes of the Plan, except that to the extent that stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Common Stock issued or delivered upon exercise of such stock appreciation rights.

                  The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each.

                                   SECTION 4

                            Grant of Stock Options,
                         Stock Appreciation Rights, and
                       Limited Stock Appreciation Rights

                  The Committee shall have authority, in its discretion, to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), to grant "non-statutory stock options" (stock options which do not qualify under such Section 422 of the Code) or to grant both types of stock options (but not in tandem). The Committee also shall have the authority, in its discretion, to grant stock appreciation rights in conjunction with incentive stock options or non-statutory stock options with the effect provided in Section 5(D). Stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time such incentive stock option is granted. Stock appreciation rights granted in conjunction with a non-statutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. The Committee shall also have the authority, in its discretion, to grant limited stock appreciation rights in accordance with the provisions of, and subject to the terms and conditions set forth in, Section 8.

                  No employee shall be granted a stock option or stock options under the Plan (disregarding canceled, terminated or expired stock options) for an aggregate number of shares in excess of forty percent (40%) of the total number of shares which may be issued or delivered under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to
Section 6 with respect to shares which have not been issued or delivered under the Plan upon the exercise of stock options shall also be made with respect to shares already issued or delivered under the Plan upon the exercise of stock options and with respect to shares which would have been issued or delivered under the Plan but for the exercise of stock appreciation rights in lieu of the exercise of stock options prior to such adjustment or substitution.

                                   SECTION 5

                   Terms and Conditions of Stock Options and
                           Stock Appreciation Rights

                  Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than 110% of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in
         Section 5(H). Also, for purposes of this Section 5(A), an individual
         (i) shall be considered as owning not only shares of the Common Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.

                  (B) The option price shall be payable in full in any one or more of the following ways:

                           (i)  in cash; and/or

                           (ii) in shares of the Common Stock (which are owned
                  by the optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Section 7) having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(H), equal to the option price for the shares being purchased.

                  If the option price is paid in whole or in part in shares of Common Stock, any portion of the option price representing a fraction of a share shall be paid in cash. The date of exercise of a stock option shall be determined under procedures established by the Committee, and the option price shall be payable at such time or times as the Committee, in its discretion, shall determine.

         No shares shall be issued or delivered upon exercise of a stock option until full payment of the option price has been made. When full payment of the option price has been made and subject to the restrictions set forth in Section 7, the optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 3.

                  (C) Subject to Section 9 hereof, no stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply (i) if the optionee dies during such six-month period or (ii) if the optionee becomes disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Optionee"), or if his or her employment is voluntarily terminated with the consent of the Corporation or a Subsidiary during such six-month period. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No non-statutory stock option shall be exercisable after the expiration of ten years and six months from the date of grant. Subject to this Section 5(C) and Sections 5(F), 5(G) and 5(H), stock options may "vest" and be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Committee and set forth in individual stock option agreements.

                  (D) Stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person or persons who are entitled to exercise the related stock option. Stock appreciation rights shall entitle the optionee to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares. The date of exercise of stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that a stock option as to which stock appreciation rights have been granted in conjunction therewith is exercised, the stock appreciation rights shall be canceled. For the purposes of this
         Section 5(D), the fair market value of Common Stock shall be determined as provided in Section 5(H).

                  (E) No stock option or stock appreciation rights shall be transferable by an optionee other than by will, or if an optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death, and all stock options and stock appreciation rights shall be exercisable during the lifetime of an optionee only by the optionee.

                  (F) Unless otherwise determined by the Committee and set forth in the stock option agreement referred to in Section 5(G) or an amendment thereto:

                           (i) Voluntary Termination or Retirement (Incentive
                  Stock Options): If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary or an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                           (ii) Voluntary Termination (Non-Statutory Stock
                  Options): If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option or within three months after the date of termination of employment, whichever is the shorter period;

                           (iii) Retirement (Non-Statutory Stock Options): If
                  an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

                           (iv) Disabled Optionees: If the employment of an
                  optionee who is a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding stock option held by such optionee shall be exercisable in full (whether or not so exercisable on the date of termination of employment) by the optionee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period; and

                           (v) Death of Optionee: Following the death of an
                  optionee during employment, any outstanding stock option held by the optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of the optionee) by such optionee's estate or by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. Following the death of an optionee after termination of employment but during a period when a stock option is exercisable as provided in clauses (i), (ii), (iii) and (iv) above, any outstanding stock option held by the optionee at the time of death shall be exercisable by such optionee's estate or by such person or persons entitled to do so under the Will of the optionee or by such legal representative to the extent the stock option was exercisable by the optionee at the time of death at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                           (vi) If the employment of an optionee terminates for
                  any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary, voluntary termination while a Disabled Optionee with the consent of the Corporation or death, the rights of such optionee under any then outstanding stock option shall terminate at the time of such termination of employment. In addition, if an optionee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Corporation or any of its Subsidiaries, the Committee may in its discretion immediately terminate all stock options held by the optionee.

         Whether termination of employment is a voluntary termination with the written consent of the Corporation or a Subsidiary, whether an optionee is a Disabled Optionee and whether an optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by the Committee and any such determination by the Committee shall be final and binding.

                  (G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed by the Chairman or the President (if other than the Chairman) on behalf of the Corporation and by the employee to whom such stock options and stock appreciation rights are granted.

                  (H)      Fair market value of the Common Stock,

                           (i) so long as the Common Stock is listed for
                  trading on the NASDAQ Small-Cap Market or the NASDAQ National Market, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the "bid" and "ask" prices per share of the Common Stock as quoted in such reliable publication on the trading date immediately preceding the date as of which fair market value is to be determined, or

                           (ii) in the event the Common Stock ceases to be
                  listed for trading on either of such NASDAQ Markets and is traded on another exchange, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the highest and lowest price per share of the Common Stock as quoted in such reliable publication on the nearest date before the date as of which fair market value is to be determined or by such other reasonable method or formula as may be determined by the Committee in its discretion.

                  (I) The obligation of the Corporation to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which the Common Stock may then be listed on the NASDAQ National Market or Small-Cap Market if the Common Stock is then listed thereon and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                  Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Committee shall deem advisable.

                                   SECTION 6

                     Adjustment and Substitution of Shares

                  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding stock option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding stock option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

                  If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

                  In the case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

                  No adjustment or substitution provided for in this Section 6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

                  If any such adjustment or substitution provided for in this
Section 6 requires the approval of shareholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without prior shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

                                   SECTION 7

                          Restrictions on Transfer of
                                 Certain Shares

                  Shares of Common Stock acquired upon exercise of an option by a person then subject to the provisions of Section 16 of the Exchange Act shall not be sold or otherwise transferred prior to the expiration of six months after the date of grant of the stock option. Shares of Common Stock acquired upon exercise of an incentive stock option shall not be sold or otherwise transferred until after the expiration of any holding period required by
Section 422 of the Code, as may be amended from time to time. The Corporation is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent, (ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section.

                                   SECTION 8

                       Limited Stock Appreciation Rights

                  Limited stock appreciation rights may, in the discretion of the Committee, be granted in connection with all or part of (i) an incentive stock option granted under this Plan at the time of the grant of such stock option or (ii) a non-statutory option, at the time such option is granted or at any time thereafter during the term of the such option.

                  Limited stock appreciation rights shall entitle the holder of an option in connection with which such limited stock appreciation rights are granted, upon exercise of the limited stock appreciation rights, to surrender the stock option, or any applicable portion thereof, and any related stock appreciation rights, to the extent unexercised, and to receive an amount of cash determined pursuant to this Section 8. Such option, and any related stock appreciation rights, shall, to the extent so surrendered, thereupon cease to be exercisable.

                  Limited stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the
Committee:

                  (A) Limited stock appreciation rights shall be exercisable, subject to Section 8(B), during any one or more of the following periods:

                           (i) for a period of 60 days beginning on the date on
                  which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Corporation), whether or not such offer is approved or opposed by the Corporation and regardless of the number of shares of Common Stock purchased pursuant to such offer;

                           (ii) for a period of 60 days beginning on the date
                  the Corporation acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than any director of the Corporation on January 30, 1997, any Affiliate or Associate of any such director (with such terms having the respective meanings set forth in Rule 12b-2 under the Exchange Act as in effect on January 30, 1997), any member of the family of any such director, any trust (including the trustees thereof) established by or for the benefit of any such persons, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such persons), in a transaction or series of transactions shall become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Corporation entitling the person or group to 20% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Corporation would be entitled if the election of Directors were an election held on such date;

                           (iii) for a period of 60 days beginning on the date
                  of filing under the Exchange Act of a Statement on Schedule 13D, or any amendment thereto, by any person or group deemed a person under Section 13(d)(3) of the Exchange Act, disclosing an intention or possible intention to acquire or change control of the Corporation;

                           (iv) for a period of 60 days beginning on the date,
                  during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

                           (v) for a period of 60 days beginning on the date of
                  approval by the shareholders of the Corporation of an agreement (a "reorganization agreement") providing for (a) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, do not or will not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Corporation, immediately prior to the merger or consolidation, do not or will not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (b) the sale or other disposition of all or substantially all the assets of the Corporation.

                  (B) Subject to Section 9 hereof, limited stock appreciation rights shall in no event be exercisable unless and until the holder of the limited stock appreciation rights shall have completed at least six months of continuous service with the Corporation or a Subsidiary, or both, immediately following the date upon which the limited stock appreciation rights shall have been granted.

                  (C) Upon exercise of limited stock appreciation rights, the holder thereof shall be entitled to receive an amount of cash in respect of each share of Common Stock subject to the related option equal to the excess of the fair market value of such share over the option price of such related option, and for this purpose fair market value shall mean the highest last sale price of the Common Stock as reported on the NASDAQ during the period beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, except that
         (a) in the event of a tender offer or exchange offer for Common Stock, fair market value shall mean the greater of such last sale price or the highest price paid for Common Stock pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on
         Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, fair market value shall mean the greater of such last sale price or the highest price per share paid for Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation and (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, fair market value shall mean the greater of such last sale price or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the limited stock appreciation rights. Any securities or property which are part or all of the consideration paid for Common Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (a) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation and
         (b) the valuation placed on such securities or property by the Committee.

                  (D) To the extent that limited stock appreciation rights shall be exercised, the option in connection with which such limited stock appreciation rights shall have been granted shall be deemed to have been exercised and any related stock appreciation rights shall be canceled. To the extent that the option in connection with which limited stock appreciation rights shall have been granted or any related stock appreciation rights shall be exercised, the limited stock appreciation rights granted in connection with such option shall be canceled.

                                   SECTION 9

                      Acceleration of the Exercise Date of
              Stock Options and Related Stock Appreciation Rights

                  Notwithstanding any other provision of this Plan, all stock options and stock appreciation rights shall become exercisable upon the occurrence of any of the events specified in Section 8(A) whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto, except that if stock appreciation rights have been granted along with limited stock appreciation rights to the same option holder with respect to the same option, in no event may the stock appreciation rights be exercised for cash during any of the 60-day periods provided for in Section 8.

                                   SECTION 10

                        Effect of the Plan on the Rights
                           of Employees and Employer

                  Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without stock appreciation rights) under the Plan and nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan or in any stock option agreement shall confer any right to any employee to continue in the employment of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 11

                                   Amendment

                  The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock option or stock appreciation rights theretofore granted under the Plan; and provided further that any amendment to the Plan also shall be approved by the stockholders if the Board determines, based upon the recommendation of counsel to the Corporation, that such approval is necessary or advisable, no such alteration or amendment of the Plan shall, without prior stockholder approval, (a) increase the total number of shares which may be issued or delivered under the Plan, or (b) make any changes in the class of eligible employees. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option or stock appreciation rights theretofore granted under the Plan, adversely affect the rights of such holder with respect to such stock option or stock appreciation rights.

                                   SECTION 12

                      Effective Date and Duration of Plan

                  The effective date and date of adoption of the Plan shall be September 2, 1997 (the "Effective Date"), the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock at a meeting of such holders duly called, convened and held within one year of the Effective Date. No stock option or stock appreciation rights granted under the Plan prior to such shareholder approval may be exercised until after such approval. No stock option or stock appreciation rights may be granted under the Plan subsequent to September 2, 2007.

                                    FORM OF
                                     PROXY


                                  UBICS, INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


Vijay Mallya, Manohar B. Hira and O'Neil Nalavadi, with full power of substitution in each, are hereby authorized to represent the undersigned at the 1999 Annual Meeting of Stockholders of UBICS, Inc. (the "Company") to be held at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania on Wednesday, December 1, 1999 at 11:00 a.m., and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.


              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)


                            * FOLD AND DETACH HERE *


                                                               Please mark
                                                              your votes as
                                                              indicated on   [X]
                                                               this example

1. ELECTION OF ONE (1) DIRECTOR
   NOMINEE: For the Class II Director Whose Term
             Expires in 2002: Scott R. Heldfond

           FOR               WITHHELD
          [   ]                [   ]

2. Amendment of the UBICS 1997 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the Plan to 1,300,000 and to increase the maximum aggregate number of shares of Common Stock which may be covered by options granted to any individual under the Plan to 40% of the total shares authorized for issuance under the Plan.

           FOR                AGAINST             ABSTAIN
          [   ]                [   ]               [   ]

          THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL HAVE NO AFFECT ON THE VOTE ON ANY MATTER TO COME BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING.

          DATE: __________________________________ 1999

          ___________________________________________________________________
          Stockholder(s) sign above exactly as name is printed on label. If signing as representative, so indicate. For joint accounts, all owners should sign.



--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *


                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                                       OF

                                     UBICS


                                December 1, 1999
                         Holiday Inn, Pittsburgh South
                              164 Fort Couch Road
                                Pittsburgh, Pa.
                            Beginning at 11:00 A.M.